SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 30, 1999



                        WESTMED VENTURE PARTNERS 2, L.P.
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             (Exact name of registrant as specified in its charter)


Delaware                                                           13-3473015
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(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)


CIBC Oppenheimer Tower, World Financial Center
New York, New York                                                        10281
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (212) 667-7000



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                        WESTMED VENTURE PARTNERS 2, L.P.


Item 5.  Other Events.

In December 1999, WestMed Venture Management 2, L.P., the Managing General Partner of the WestMed Venture Partners 2, L.P., approved a cash distribution totaling $4,342,118 to be paid to Partners in January 2000. Limited Partners of record on December 31, 1999 will receive $4,298,697, or $111 per unit of limited partnership interest, and the General Partners will receive $43,421.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


              WESTMED VENTURE PARTNERS 2, L.P.


By:           WestMed Venture Management 2, L.P.
              The Managing General Partner


By:           MEDICAL VENTURE HOLDINGS, INC.
              General Partner

By:           /s/        Gerald A. Rothstein              Date: January 4, 2000
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              Gerald A. Rothstein
              President and Principal Executive Officer


By:           /s/        Ann Oliveri Fusco                Date:  January 4, 2000
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              Ann Oliveri Fusco
              Vice President and Principal Financial
                 and Accounting Officer